THE
                                H Y P E R I O N
                            TOTAL RETURN FUND, INC.

                               Semi-Annual Report

                                   May 31, 1999

________________________________________________________________________________
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
________________________________________________________________________________



                                                              July 20, 1999
Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the "Fund") for its semi-annual period ended May 31, 1999, and to share our outlook for the remainder of the fiscal year. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".

Description Of The Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed securities ("MBS"), asset-backed securities ("ABS") and high-yield corporate securities.

Market Environment

Fueled by the continued strength of the domestic economy, a slowly recovering global economy, and an alarmingly high consumer price index ("CPI") report in April, fixed income markets were very volatile during the last 12 months. For example, interest rates, driven down over 1.0% by global economic problems in 1998, increased by over 1.5% thus far in 1999. Over the last six months, the yield on the 2-year U.S. Treasury
Note increased from 4.53% to 5.40%, while the yield on the 10-year U.S. Treasury Note increased from 4.64% to 5.62%. All of this foretells the tightening in monetary policy by the Federal Reserve this summer. The Federal Reserve's decision to raise interest rates marks the first increase since February 1997. We believe increases will be limited to 50 basis points this year, however, with uncertainties surrounding the Year 2000 preventing any further move.

The next twelve months should be as volatile as the last year. Problems associated with Year 2000 issues-whether real or perceived-could set off a chain reaction of events affecting the markets. Given these uncertainties, we expect certain sectors of the market to underperform in the Third and Fourth Quarters of 1999. Therefore, until a clear trend emerges, our strategy will be to maintain a conservative positioning of the Fund with respect to duration, maturity, and liquidity.

Portfolio Strategy and Performance

The disruptions that occurred in the markets over the last year have led to certain changes to the portfolio. We have shifted the credit exposure of the portfolio away from consumer related assets towards real estate collateral and have moved from asset-backed securities ("ABS") into residential and commercial mortgage-backed securities ("CMBS"). The residential and commercial MBS markets have performed well since 1998. Given the strength of the economy, we believe that these sectors will exhibit strong performance.

We will continue to pursue strategies to improve the convexity of the portfolio by investing in securities either with lower coupon collateral or those that offer improved prepayment protection because of their structure. Convexity is a measurement of a security's sensitivity to changes in interest rates. During the next six months, we expect investment opportunities in residential MBS, ABS, and CMBS to become more attractive, especially in the A and BBB rated classes. Therefore, we will try to maintain a high level of liquidity in the portfolio with the goal of opportunistically reallocating a percentage of the assets to these sectors in the Fourth Quarter of 1999.

The Fund's total return, based on Net Asset Value ("NAV") for the six month period ending May 31, 1999, was 1.20%. Total investment return is based upon the change in NAV of the Fund's shares and includes reinvestment of dividends. Based on the NYSE closing price of $8.375 on May 31, 1999, the Fund was yielding 8.96%. This yield was 3.38% above the yield of the 5-Year U.S. Treasury Note, and was competitive with the yields of other multi-sector bond funds in its category.

________________________________________________________________________________
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
________________________________________________________________________________


On July 9, 1999, the Board of Directors of the Fund declared a new monthly dividend of $0.05000 per share. This dividend represents an annualized rate of 6.00% based on the Fund's initial offering price of $12.00 per share.

As of the end of June,  the Fund,  inclusive of leverage,  was managed with
an  average  duration   (duration   measures  a  bond   portfolio's   price
sensitivity to interest rate changes) of 5.7 years.

During the past six months, the Fund has continued its share repurchase program. This repurchase program allows the Fund to purchase and retire shares of the Fund in the open marketplace. Such transactions are made when the share price of the Fund is significantly below the Fund's NAV. By purchasing the shares at a discount to the NAV and retiring them, the spread (between share purchase price and the NAV) is captured by the Fund and benefits all of the Fund's remaining shareholders. From December 1, 1998, through and including May 31, 1999, the Fund has repurchased and retired 688,900 shares, and captured $0.0390 in additional NAV per share, for a total of $896,690 for all shareholders.

The chart that follows shows the allocation of the Fund's holdings by asset category on May 31, 1999.

                   The Hyperion Total Return Fund, Inc.
               Portfolio of Investments as of MAY 31, 1999 *

 U.S. Government Agency Pass-Through Certificates                      7.2%
 U.S. Government Agency Collateralized Mortgage Obligations           28.4%
 U.S. Treasury Obligations                                             3.4%
 Asset-Backed Securities                                              14.9%
 Commercial Mortgage-Backed Securities                                11.5%
 Subordinated Collateralized Mortgage Obligations                     26.5%
 Collateralized Mortgage Obligations                                   0.6%
 High-Yield Corporate Securities                                       5.6%
 U.S. Government Stripped Mortgage-Backed Security                     0.2%
 Preferred Stocks                                                      1.1%
 Repurchase Agreement                                                  0.6%

*As a percentage of total investments


_______________________________________________________________________________
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
________________________________________________________________________________


Conclusion

The Fund's commitment to its shareholders remains to actively seek out the significant investment opportunities in the market, and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund in an effort to achieve its objectives. We appreciate the opportunity to serve your investment needs.

Sincerely,




ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.





CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.





JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.



------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                                             Principal
May 31, 1999 (unaudited)                                                Interest                       Amount             Value
                                                                          Rate         Maturity        (000s)            (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 56.8%
U.S. Government Agency Pass-Through Certificates - 10.5%
      Federal National Mortgage Association
                      (Cost - $23,534,063)                                 6.50 %      06/01/29          $ 24,000       $ 23,460,000
                                                                                                                        ------------

U.S. Government Agency Collateralized Mortgage Obligations - 41.1%
   Federal Home Loan Mortgage Corporation
      Series 1643, Class PH                                                5.75        07/15/23            12,000 @       11,583,600
      Series 1701, Class PH                                                6.50        03/15/09            10,000 @       10,083,490
      Series 1675, Class KC                                                6.50        10/15/10             5,750 @        5,678,815
      Series 1659, Class SD                                                8.50 +      01/15/09             2,234          2,311,674
      Series 1565, Class L                                                 9.00 +      08/15/08             2,066          2,130,401
      Series 1587, Class SK                                                9.00 +      10/15/08             1,857          1,993,490
      Series 1604, Class MC                                                9.00 +      11/15/08             5,557          5,935,581
      Series 1604, Class SB                                                9.00 +      11/15/08             1,084          1,155,389
      Series 1587, Class SF                                                9.29 +      05/15/08               928            970,520
      Series 1469, Class I                                                 9.83 +      03/15/00             2,184          2,206,473
                                                                                                                        ------------
                                                                                                                          44,049,433
                                                                                                                        ------------

   Federal National Mortgage Association
      Series 1994-42, Class PG                                             6.00        03/25/23            10,000 @        9,726,700
      Series 1997-1, Class B                                               6.50        02/18/04            19,945 @       19,826,874
      Series 1994-27, Class PM                                             6.50        11/25/10             7,760 @        7,662,146
      Series 1998-W6, Class B3                                             7.09        10/25/28             2,259          1,603,041
      Series 1993-170, Class SC                                            9.00 +      09/25/08             4,612          4,744,236
      Series 1993-48, Class C                                              9.50        04/25/08             4,575 @        4,769,148
                                                                                                                        ------------
                                                                                                                          48,332,145
                                                                                                                        ------------

Total U.S. Government Agency Collateralized Mortgage Obligations
                      (Cost - $90,288,211)                                                                                92,381,578
                                                                                                                        ------------

U.S. Government Stripped Mortgage-Backed Security - 0.3%
Interest-Only Security:
Vendee Mortgage Trust
      Series 1997-2, IO
                      (Cost - $1,219,747)                                  0.07 +      06/15/27           295,267            728,718
                                                                                                                        ------------

U.S. Treasury Obligations - 4.9%
U.S. Treasury Bills                                                        4.41        06/17/99               190            189,604
                                                                                                                        ------------

U.S. Treasury Notes                                                        3.63        07/15/02             5,151          5,152,362
                                                                           4.25        11/15/03             2,000          1,889,062
                                                                           4.75        02/15/04             4,000          3,855,624
                                                                                                                        ------------
                                                                                                                          10,897,048
                                                                                                                        ------------

Total U.S. Treasury Obligations
                      (Cost - $11,238,565)                                                                                11,086,652
                                                                                                                        ------------

Total U.S. Government & Agency Obligations
                      (Cost - $126,280,586)                                                                              127,656,948
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 25.6%
Access Financial Manufactured Housing Contract Trust
      Series 1995-1, Class B1                                              7.65 % +    05/15/21          $ 10,060       $  9,528,711
                                                                                                                        ------------

Autobond Receivables Trust
      Series 1996-A, Class B (b)                                          15.00 +      01/15/02             1,206 (a)         60,287
      Series 1996-B,  Class B (b)                                         15.00 +      04/15/02             1,468 (a)         73,407
                                                                                                                        ------------
                                                                                                                             133,694
                                                                                                                        ------------

Bosque Asset Corporation
      Asset-Backed Notes*                                                  7.66 +      06/05/02               613 (a)        613,215
                                                                                                                        ------------

Ditech Home Loan Owner Trust
      Series 1998-1, Class M2                                              7.64        06/15/29             5,000          4,434,375
                                                                                                                        ------------

Franchise Loan Receivable Trust
      Series 1995-B, Class A                                               9.63        01/15/11             3,687 (a)      3,765,236
                                                                                                                        ------------

GE Capital Mortgage Services, Inc.
      Series 1996-HE3, Class B4 (b) (d)*                                   8.25        09/25/26               558             61,415
      Series 1996-HE3, Class B5 (b) (d)*                                   8.25        09/25/26               457             13,699
                                                                                                                        ------------
                                                                                                                              75,114
                                                                                                                        ------------

Global Rated Eligible Assets Trust
      Series 1998-A, Class A1 (b)*                                         7.33        03/15/06             1,689            422,173
                                                                                                                        ------------

Green Tree Financial Corporation
      Series 1999-2, Class M1                                              6.80 +      12/01/30            12,750 @       12,457,566
      Series 1998-8, Class M1                                              6.84        09/01/30            10,000 @        9,834,600
      Series 1996 CTF, Class M                                             7.30        11/15/27             1,500          1,497,270
                                                                                                                        ------------
                                                                                                                          23,789,436
                                                                                                                        ------------

125 Home Loan Owner Trust
      Series 1998-1, Class M2                                              7.75 +      02/15/29             5,000          4,470,315
                                                                                                                        ------------

Standard Credit Card Master Trust
      Series 1995-1, Class B                                               8.45        01/07/07             5,600          6,054,233
                                                                                                                        ------------

Structured Mortgage Asset Residential Trust
      Series 1997-2, Class A (b)                                           8.24        03/15/06             2,446            489,271
                                                                                                                        ------------

Westgate Resorts LLC
      Series 1998-A, Class A2*                                             8.26        07/15/13             3,826          3,711,233
                                                                                                                        ------------

Total Asset-Backed Securities
                      (Cost - $65,894,072)                                                                                57,487,006
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 52.0%
Collateralized Mortgage Obligations - 0.9%
Prudential Home Mortgage Securities Co., Inc.
      Series 1993-5, Class A8
                      (Cost - $2,091,841)                                 10.20 +      03/25/00             2,051          2,054,670
                                                                                                                        ------------




Commercial Mortgage Backed Securities - 12.7%
Asset Securitization Corporation
      Series 1997-D5, Class A1B                                            6.66 % +    02/14/41          $ 10,000        $ 9,968,300
                                                                                                                        ------------

Bankers Trust Company Mortgage Investors Trust
      Series 1996-S1, Class E                                             10.25        12/01/06               907 (a)        935,380
                                                                                                                        ------------

FFCA Secured Lending Corporation
      Series 1998-1, Class A1B*                                            6.73        07/18/13             4,500          4,334,063
                                                                                                                        ------------

First Chicago/Lennar Trust I
      Series 1997-CHLI, Class D*                                           8.05 +      05/29/08             3,000 (a)      2,518,125
                                                                                                                        ------------

GS Mortgage Securities Corp. II
      Series 1998-GLII, Class F (d)*                                       7.19 +      04/13/31             4,000          2,951,664
                                                                                                                        ------------

Mortgage Capital Funding, Inc.
      Series 1996-MC1, Class G (d)*                                        7.15        06/15/06             1,559          1,271,365
                                                                                                                        ------------

Nationslink Funding Corporation
      Series 1998-1, Class F (d)*                                          7.05        02/20/08             2,000          1,522,800
                                                                                                                        ------------

Paine Webber Mortgage Acceptance Corporation
      Series 1995-M2, Class C*                                             6.90        12/01/03             5,000 (a)      5,015,625
                                                                                                                        ------------

Total Commercial Mortgage Backed Securities
                      (Cost - $30,391,816)                                                                                28,517,322
                                                                                                                        ------------

Subordinated Collateralized Mortgage Obligations - 38.4%
Cendant Mortgage Corp.
      Series 1998-9, Class A4 (d)                                          6.50        08/18/28            15,351         14,568,216
                                                                                                                        ------------

Chase Mortgage Finance Corporation
      Series 1998-S4, Class B3                                             6.75        08/25/28             1,911          1,431,134
      Series 1994-D, Class B3                                              6.75 +      02/25/25               677            564,287
                                                                                                                        ------------
                                                                                                                           1,995,421
                                                                                                                        ------------

Citicorp Mortgage Securities, Incorporated
      Series 1997-2, Class B2                                              7.25        05/25/27             1,992          1,894,388
      Series 1997-5, Class B2                                              7.25        11/25/27             2,034          1,929,248
                                                                                                                        ------------
                                                                                                                           3,823,636
                                                                                                                        ------------

Countrywide Alternative Loan Trust
      Series 1998-2, Class B3*                                             7.00        05/25/28             1,090            820,698
                                                                                                                        ------------

Countrywide Funding Corporation
      Series 1996-2, Class B4*                                             7.75        09/25/26               950            910,141
                                                                                                                        ------------

DLJ Mortgage Acceptance Corporation
      Series 1995-T10, Class C (b)*                                       28.20 +      09/02/23             1,692 (a)        870,463
                                                                                                                        ------------



Subordinated Collateralized Mortgage Obligations (continued)
G3 Mortgage Reinsurance Ltd.
      Mortgage  Default Recourse Class A (d)*                              5.92 %+     05/25/08           $ 2,000        $ 1,917,500
      Mortgage  Default Recourse Class B (d)*                              6.22 +      05/25/08             6,000          5,677,500
      Mortgage  Default Recourse Class C (d)*                              7.77 +      05/25/08             6,500          5,807,347
      Mortgage  Default Recourse Class E (d)*                             24.92 +      05/25/08             6,965          5,225,786
                                                                                                                        ------------

                                                                                                                          18,628,133
                                                                                                                        ------------

GE Capital Mortgage Services, Inc.
      Series 1994-2, Class B5* (c)                                         6.00 +      01/25/09               703 (a)        154,689
      Series 1994-10, Class M                                              6.50        03/25/24             5,546 @        5,376,113
      Series 1998-17, Class B3                                             6.75        10/25/28             3,377          2,422,286
      Series 1995-10, Class B3*                                            7.00 +      10/25/10               608 (a)        559,922
      Series 1994-17, Class B3*                                            7.00 +      05/25/24             1,910 (a)      1,789,681
      Series 1996-3, Class B3*                                             7.00 +      03/25/26             1,809 (a)      1,642,223
      Series 1996-9,  Class B5* (c)                                        7.50        06/25/26             1,209 (a)        314,324
                                                                                                                        ------------
                                                                                                                          12,259,238
                                                                                                                        ------------

Headlands Mortgage Securities, Inc.
      Series 1997-4, Class B4                                              7.25        11/25/27             1,522          1,151,273
                                                                                                                        ------------

Independent National Mortgage Corporation
      Series 1994-2, Class B2 (c)                                          6.50        02/25/09               551            121,158
      Series 1995-Q, Class B1                                              7.50        11/25/25             2,778          2,796,005
                                                                                                                        ------------
                                                                                                                           2,917,163
                                                                                                                        ------------

Paine Webber Mortgage Acceptance Corporation
      Series 1993-9, Class B1                                              7.00        10/25/23             2,952          1,953,849
                                                                                                                        ------------

PHH Mortgage Services Corp.
      Series 1997-6, Class B3                                              7.35 +      11/18/27               994            922,044
                                                                                                                        ------------

Prudential Home Mortgage Securities Co., Inc.
      Series 1996-5, Class B4*                                             7.25        04/25/26             1,347 (a)        937,412
      Series 1996-5, Class B5* (c)                                         7.25        04/25/26             1,205 (a)        313,260
      Series 1996-5, Class B1                                              7.25        04/25/26             3,364          3,344,605
                                                                                                                        ------------
                                                                                                                           4,595,277
                                                                                                                        ------------

Residential Accredit Loans, Inc.
      Series 1998-QS5, Class B1*                                           6.75        04/25/28             1,738          1,281,408
      Series 1998-QS11, Class B1*                                          6.75        08/25/28             2,621          1,864,556
                                                                                                                        ------------
                                                                                                                           3,145,964
                                                                                                                        ------------

Residential Asset Securitization Trust
      Series 1997-A2, Class B1                                             7.75        04/25/27             2,388          2,420,280
                                                                                                                        ------------

Residential Funding Mortgage Securities I, Inc.
      Serie 1993-S49, Class B2                                             6.00        12/25/08               228            177,187
      Series 1999-S12. Class M3                                            6.50        05/25/29             3,521          3,160,277
      Series 1999-13, Class M3                                             6.50        05/25/29             1,462          1,300,081
      Series 1996-S5, Class B1                                             6.75        02/25/11               514            445,845
      Series 1996-S8, Class B1                                             6.75        03/25/11               495            428,360
      Series 1996-S13, Class B3 (c)                                        7.00        05/25/11               341             68,292



Subordinated Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I, Inc. (continued)
      Series 1996-S13, Class B2                                            7.00 %      05/25/11             $ 342          $ 264,896
      Series 1995-S12, Class B2                                            7.25        08/25/10               304            234,228
      Series 1996-S17, Class B2 (c)                                        7.25        07/25/11               268            205,898
      Series 1996-S17, Class B3                                            7.25        07/25/11               268             54,932
      Series 1995-S17, Class B3                                            7.50        12/26/25             1,839            809,235
      Series 1997-S2, Class M2                                             7.50        01/25/27             1,758          1,772,458
      Series 1997-S2, Class B2                                             7.50        01/25/27               830            607,352
      Series 1997-S3, Class B2                                             7.50        02/25/27               502            351,168
      Series 1997-S7, Class B1                                             7.50        05/25/27             1,166            996,027
      Series 1996-S23, Class B2                                            7.75        11/25/26               506            393,238
      Series 1996-S23, Class B1                                            7.75        11/25/26               680            615,269
      Series 1996-S22, Class B1                                            8.00        10/25/26             1,024            942,637
                                                                                                                        ------------
                                                                                                                          12,827,380
                                                                                                                        ------------

Salomon Brothers Mortgage Securities VII
      Series 1997-HUD2, Class B5                                           7.00        07/25/24             4,404          2,459,122
                                                                                                                        ------------

Total Subordinated Collateralized Mortgage Obligations
                      (Cost - $88,687,594)                                                                                86,268,298
                                                                                                                        ------------

Total Collateralized Mortgage Obligations
                      (Cost - $121,171,251)                                                                              116,840,290
                                                                                                                        ------------

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CORPORATE OBLIGATIONS - 8.1%
Aerospace and Defense - 0.2%
      BE Aerospace, Inc.                                                   8.00        03/01/08               500            482,500
                                                                                                                        ------------

Air Transport - 0.2%
      Atlantic Coast Airlines*                                             8.75        01/01/07               453 (a)        462,923
                                                                                                                        ------------

Automotive - 0.6%
      Navistar International Corporation                                   8.00        02/01/08               500            505,000
      United Rentals Incorporated*                                         9.00        04/01/09               250            247,500
      Western Star Trucks Holdings*                                        8.75        05/01/07               500 (a)        502,500
                                                                                                                        ------------
                                                                                                                           1,255,000
                                                                                                                        ------------

Beverage and Tobacco - 0.2%
      Cott Corporation                                                     9.38        07/01/05               500            480,000
                                                                                                                        ------------

Building & Development - 0.3%
      American Standard Inc.                                               7.38        02/01/08               250            238,125
      U S Home Corporation                                                 8.25        08/15/04               500            496,250
                                                                                                                        ------------
                                                                                                                             734,375
                                                                                                                        ------------

Cable Television - 0.7%
      Century Communications Corporation                                   9.50        03/01/05               500            523,750
      CSC Holdings Inc                                                     8.13        08/15/09               500            522,500
      Rogers Cablesystems, Ltd.                                            9.63        08/01/02               500            526,250
                                                                                                                        ------------
                                                                                                                           1,572,500
                                                                                                                        ------------



CORPORATE OBLIGATIONS (continued)
Chemicals/Plastics - 0.4%
      Buckeye Cellulose Corporation                                        8.50 %      12/15/05             $ 500          $ 502,500
      ISP Holdings, Inc.                                                   9.00        10/15/03               250            252,187
                                                                                                                        ------------
                                                                                                                             754,687
                                                                                                                        ------------

Clothing/Textiles - 0.3%
      Pillowtex Corporation                                                9.00        12/15/07               250            243,125
      Westpoint Stevens Inc.                                               7.88        06/15/08               500            497,500
                                                                                                                        ------------
                                                                                                                             740,625
                                                                                                                        ------------

Containers-Metal/Glass - 0.1%
      Ball Corporation                                                     8.25        08/01/08               250            250,000
                                                                                                                        ------------

Ecological Services & Equipment - 0.2%
      American Eco Corp.                                                   9.63        05/15/08               250            147,500
      Safety Kleen Services, Inc.                                          9.25        06/01/08               250            260,625
                                                                                                                        ------------
                                                                                                                             408,125
                                                                                                                        ------------

Electronics/Electric - 0.4%
      Elgar Holdings, Inc.                                                 9.88        02/01/08               125            100,312
      Mark IV Industries, Inc.                                             7.75        04/01/06               750            713,443
                                                                                                                        ------------
                                                                                                                             813,755
                                                                                                                        ------------

Equipment Leasing - 0.4%
      Coinmach Corporation                                                11.75        11/15/05               250            272,188
      Rental Services Corp.                                                9.00        05/15/08               500            500,000
                                                                                                                        ------------

                                                                                                                             772,188
                                                                                                                        ------------

Food Service - 0.2%
      Apple South Inc.                                                     9.75        06/01/06               500            490,000
                                                                                                                        ------------

Healthcare - 0.2%
      Rural/Metro Corporation                                              7.88        03/15/08               500            460,000
                                                                                                                        ------------

Home Furnishings - 0.3%
      Ekco Group, Inc.                                                     9.25        04/01/06               500            501,875
      Home Products International Inc.                                     9.63        05/15/08               250            232,500
                                                                                                                        ------------

                                                                                                                             734,375
                                                                                                                        ------------

Hotels/Motels/Inns and Casinos - 0.3%
      HMH Properties Inc.                                                  7.88        08/01/08               500            460,625
      Prime Hospitality Corporation                                        9.25        01/15/06               250            263,438
                                                                                                                        ------------

                                                                                                                             724,063
                                                                                                                        ------------

Industrial Equipment - 0.3%
      Columbus McKinnon Corporation                                        8.50        04/01/08               500            487,500
      Figgie International Incorporated                                    9.88        10/01/99               250            252,500
                                                                                                                        ------------

                                                                                                                             740,000
                                                                                                                        ------------

Insurance - 0.2%
      Americo Life, Inc.                                                   9.25        06/01/05               500            504,375
                                                                                                                        ------------



CORPORATE OBLIGATIONS (continued)
Leisure - 0.5%
      Premier Parks Incorporated                                           9.25 %      04/01/06             $ 500          $ 507,500
      Speedway MotorSports, Inc.                                           8.50        08/15/07               350            357,000
      Speedway MotorSports, Inc.*                                          8.50        08/15/07               150            153,000
                                                                                                                        ------------
                                                                                                                           1,017,500
                                                                                                                        ------------

Medical Equipment - 0.2%
      Prime Medical Services, Inc.                                         8.75        04/01/08               500            487,500
                                                                                                                        ------------

Nonferrous Metals/Minerals - 0.4%
      Easco Corporation                                                   10.00        03/15/01               250            252,813
      P & L Coal Holdings Corp.*                                           8.88        05/15/08               500            502,500
                                                                                                                        ------------

                                                                                                                             755,313
                                                                                                                        ------------

Steel - 0.7%
      Inland Steel Company                                                 7.90        01/15/07               500            484,375
      NS Group Incorporated                                               13.50        07/15/03               500            518,750
      Ryerson Tull, Inc.                                                   9.13        07/15/06               500            520,175
                                                                                                                        ------------
                                                                                                                           1,523,300
                                                                                                                        ------------

Surface Transport - 0.3%
      Allied Holdings Inc.                                                 8.63        10/01/07               250 (a)        237,500
      Moran Transportation Company                                        11.75        07/15/04               250            270,000
      Newport News Shipbuilding, Inc.                                      8.63        12/01/06               250            265,000
                                                                                                                        ------------
                                                                                                                             772,500
                                                                                                                        ------------

Telecommunications/Mobile, Cellular - 0.3%
      Price Communications Wireless*                                       9.13        12/15/06               500            508,750
      Rogers Cantel                                                        9.38        06/01/08               250            262,500
                                                                                                                        ------------
                                                                                                                             771,250
                                                                                                                        ------------

Utilities - 0.2%
      El Paso Electric Company                                             8.90        02/01/06               500            538,355
                                                                                                                        ------------

Total Corporate Obligations
                      (Cost - $18,337,039)                                                                                18,245,209
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Shares
                                                                                                          (000s)
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS - 1.6%
Camden Property Trust, Series A                                                                                61          1,545,642
Duke Realty Investment, Series D                                                                                1             19,268
Equity Residential Properties, Series J                                                                        80          1,869,533
Equity Residential Properties, Series G                                                                         8            225,059
                                                                                                                        ------------

Total Preferred Stocks
                      (Cost - $3,623,796)                                                                                  3,659,502
                                                                                                                        ------------



------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 0.8%
Dated 5/28/99, with State Street Bank and Trust Company;
      proceeds: $1,744,833; collateralized by $1,755,000
      Federal Home Loan Bank, 5.560%,  due 8/24/00,
      value: $1,755,382 (Note 2)
                      (Cost - $1,744,000)                                  4.30 %      06/01/99           $ 1,744        $ 1,744,000
                                                                                                                       -------------

Total Investments - 144.9%
                      (Cost - $337,050,744)                                                                              325,632,955

Liabilities in Excess of Other Assets - (44.9%)                                                                        (100,970,753)
                                                                                                                       -------------

NET ASSETS - 100.0%                                                                                                    $ 224,662,202
                                                                                                                       =============


--------------------------------------------------------------------------------

          @ - Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)
          + - Variable Rate Security: Coupon rate is rate in effect at
               May 31, 1999
          * - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         (a)- Non-Income Producing security
         (b)- Security valued in good faith by or at the direction of the Board of Directors
         (c)- Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive the credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
         (d)- Private Placement
         IO - Interest Only Security--Interest rate is based on the notional amount of the underlying mortgage pools.
         ** - Open futures contracts as of May 31, 1999 are as follows:


OPEN FUTURES


          Notional                                                          Value at           Value at           Unrealized
           Amount               Type                   Expiration Date     Trade Date          May 31, 1999      Appreciation
Short:
           $ 9,000,000   10 Yr. U.S. Treasury Note         June 1999       $10,355,625         $10,096,875         $258,750




-----------------------
See notes to financial statements.


--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC
Statement of Assets and Liabilities
May 31, 1999 (unaudited)

--------------------------------------------------------------------------------



Assets:
Investments, at value (cost $337,050,744) (Note 2)                          $           32,563,295,456
Cash                                                                                            91,812
Receivable for investments sold                                                             15,475,556
Interest receivable                                                                          3,905,082
Principal paydowns receivable                                                                  115,190
Receivable for variation margin                                                                  2,813
Prepaid expenses                                                                               234,972
                                                                            ---------------------------
          Total assets                                                                  34,545,837,956
                                                                            ---------------------------

Liabilities:
Reverse repurchase agreements (Note 5)                                                      90,833,000
Payable for investments purchased                                                           29,500,000
Interest payable (Note 5)                                                                      248,931
Accrued expenses and other liabilities                                                         214,247
                                                                            ---------------------------
          Total liabilities                                                                120,796,178
                                                                            ---------------------------

Net Assets (equivalent to $9.77 per share based on
          22,994,215 shares issued and outstanding)                         $              224,662,202
                                                                            ===========================

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6)                                  $                 229,942
Additional paid-in capital (Note 6)                                                        260,297,076
Undistributed net investment income                                                            348,705
Accumulated net realized loss                                                              (25,054,482)
Net unrealized depreciation                                                                (11,159,039)
                                                                            ---------------------------
Net assets applicable to capital stock outstanding                          $              224,662,202
                                                                            ===========================

-------------------
See notes to financial statements


--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Six Months Ended May 31, 1999 (unaudited)

--------------------------------------------------------------------------------

Investment Income (Note 2):
        Interest                                                                $                12,652,998
                                                                                ----------------------------

Expenses:
        Investment advisory fee (Note 3)                                                            751,245
        Administration fee (Note 3)                                                                 231,152
        Insurance                                                                                    72,851
        Custodian                                                                                    37,634
        Transfer agency                                                                              29,095
        Directors' fees                                                                              25,810
        Reports to shareholders                                                                      23,681
        Accounting and tax services                                                                  21,641
        Registration fees                                                                            16,136
        Legal                                                                                         6,182
        Miscellaneous                                                                                 5,811
                                                                                ----------------------------
                Total operating expenses                                                          1,221,238
                    Interest expense (Note 5)                                                     2,701,529
                                                                                ----------------------------
                Total expenses                                                                    3,922,767
                                                                                ----------------------------
        Net investment income                                                                     8,730,231
                                                                                ----------------------------

Realized and Unrealized Gains (Losses) on Investment
    and Futures Transactions (Notes 2 and 4):
Net realized gains (losses) on:
        Investment transactions                                                                    (958,026)
        Futures transactions                                                                         50,762
                                                                                ----------------------------

                                                                                                   (907,264)
                                                                                ----------------------------

Net change in unrealized depreciation on investments and futures transactions                    (7,237,649)
                                                                                ----------------------------
Net realized and unrealized loss on investments and futures transactions                         (8,144,913)
                                                                                ----------------------------
Net increase in net assets resulting from operations                             $                  585,318
                                                                                ============================

See notes to financial statements



--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC                                                          For the               For the Year
Statements of Changes in Net Assets                                                      Six Months Ended              Ended
                                                                                          May 31, 1999             November 30,
                                                                                           (unaudited)                 1998

--------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
    Net investment income                                                            $           8,730,231    $          18,386,968
    Net realized loss on investments and futures transactions                                    (907,264)              (3,852,786)
    Net change in unrealized depreciation on investments and futures transactions          (7,237,649)             (10,890,009)
                                                                                    -----------------------  -----------------------
    Net increase in net assets resulting from operations                                           585,318                3,644,173
                                                                                    -----------------------  -----------------------

Dividends to Shareholders (Note 2):
    Net investment income                                                                       (8,708,611)             (18,093,595)
                                                                                    -----------------------  -----------------------

Capital Stock Transactions (Note 6):
     Cost of Fund shares repurchased and retired                                                (6,017,848)              (7,075,100)
                                                                                    -----------------------  -----------------------

               Total decrease in net assets                                                    (14,141,141)             (21,524,522)

Net Assets:
Beginning of period                                                                            238,803,343              260,327,865
                                                                                    -----------------------  -----------------------
End of period (including undistributed net investment income of
     $348,705 and $327,085, respectively)                                            $         224,662,202    $         238,803,343
                                                                                    =======================  =======================

See notes to financial statements


--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Six Months Ended May 31, 1999 (unaudited)

--------------------------------------------------------------------------------


Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (including net amortization of $812,724)                          $              13,386,740
    Interest expense paid                                                                              (2,622,524)
    Operating expenses paid                                                                              (480,139)
    Purchases and sales of short-term portfolio investments, net                                        1,193,000
    Purchase of long-term portfolio investments                                                       (94,070,173)
    Proceeds from disposition of long-term portfolio investments and
      principal paydowns                                                                              115,442,403
    Net cash used for futures transactions                                                                309,513
                                                                                       ---------------------------
    Net cash provided by operating activities                                                          33,158,820
                                                                                       ---------------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Fund shares                                                     (6,017,848)
    Net cash used for reverse repurchase agreements                                                   (18,204,001)
    Cash dividends paid                                                                                (8,705,612)
                                                                                       ---------------------------
    Net cash used for financing activities                                                            (32,927,461)
                                                                                       ---------------------------

Net increase in cash                                                                                      231,359
Temporary bank overdraft at beginning of period                                                          (139,547)
                                                                                       ---------------------------

Cash at end of period                                                                   $                  91,812
                                                                                       ===========================

Reconciliation of Net Increase in Net Assets Resulting from
     Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations                                    $                 585,318
                                                                                       ---------------------------
    Decrease in investments                                                                            10,637,142
    Increase in net unrealized depreciation on investments                                              7,237,649
    Increase in interest receivable                                                                      (168,143)
    Increase in other assets                                                                           (4,791,323)
    Increase in other liabilities                                                                      19,658,177
                                                                                       ---------------------------
            Total adjustments                                                                          32,573,502
                                                                                       ---------------------------

Net cash provided by operating activities                                               $              33,158,820
                                                                                       ===========================

See notes to financial statements




--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC     For the Six    For the Year   For the Year   For the Year   For the Year   For the Year
Financial Highlights                    Months Ended      Ended          Ended          Ended          Ended           Ended
                                        May 31, 1999   November 30,    November 30,   November 30,   November 30,    November 30,
                                        (unaudited)       1998           1997           1996           1995            1994
--------------------------------------------------------------------------------

Per Share Operating Performance:

Net asset value, beginning of period    $    10.08      $    10.64    $    10.55     $    10.61     $     9.56     $    10.59
                                        ------------    ------------  ------------   ------------   ------------   ------------
Net investment income                         0.38            0.76          0.77           0.95           0.92           1.07
Net realized and unrealized
     gains (losses) on investment
     and futures transactions                (0.35)          (0.61)         0.16          (0.11)          1.13          (1.10)
                                        ------------    ------------  ------------   ------------   ------------   ------------
Net increase (decrease) in net
     asset value resulting from
     operations                               0.03            0.15          0.93           0.84           2.05          (0.03)
                                        ------------    ------------  ------------   ------------   ------------   ------------

Net effect of shares repurchased              0.04            0.04          0.02           ----           ----           0.01

Dividends from net investment income         (0.38)          (0.75)        (0.86)         (0.90)         (1.00)         (1.01)
                                        ------------    ------------  ------------   ------------   ------------   ------------

Net asset value, end of period          $     9.77      $    10.08    $    10.64     $    10.55     $    10.61     $     9.56
                                        ============    ============  ============   ============   ============   ============

Market price, end of period             $    8.375      $     8.69    $   9.3125     $    9.375     $     9.00     $     8.50
                                        ============    ============  ============   ============   ============   ============

Total Investment Return +                     0.68%  (1)      1.23%         8.64%         14.97%         17.45%          (7.93)%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of period (000's)       $   224,662     $    238,803  $   260,328    $   261,113    $   263,022    $    237,208
Operating expenses                            1.06%  (2)       1.05%        1.05%          1.08%          1.07%           1.09%
Interest expense                              2.34%  (2)       2.39%        2.46%          2.34%          2.24%           1.75%
Total expenses                                3.40%  (2)       3.44%        3.51%          3.42%          3.31%           2.84%
Net investment income                         7.55%  (2)       7.27%        7.45%          9.26%          9.18%          10.63%
Portfolio turnover rate                         33%              90%         109%           227%           320%            234%



+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
(1)  Not Annualized
(2)  Annualized

------------------------------
See notes to financial statements.

________________________________________________________________________________
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
May 31, 1999 (unaudited)
________________________________________________________________________________


1.   The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2.   Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less
when  purchased  and  debt  securities   originally   purchased  with
maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The
Fund  will  only  write  call  options  on  positions   held  in  its
portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the


2.       Significant Accounting Policies (continued)

option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities    Transactions   and   Investment   Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


3.   Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.
During the six months ended May 31, 1999, the Advisor received $751,245 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Adminstrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the
Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. During the six months ended May 31, 1999, the Administrator received $231,152 in administration
fees.  The   Administrator  is  responsible  for  any  fees  due  the
Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.   Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended May 31, 1999, were $46,012,248 and $49,817,930, respectively. Purchases and sales of U.S. Government securities, for the six months ended May 31, 1999 were $66,720,578 and $61,045,269, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association and the United States Department of Veterans Affairs.

5.   Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


5.       Borrowings (continued)

At May 31, 1999, the Fund had the following reverse repurchase agreements outstanding:

                                                     Maturity in
                                                   Zero to 30 Days

Maturity Amount, Including Interest Payable       $     91,237,191
Market Value of Assets Sold
     Under Agreements                             $    113,100,364
Weighted Average Interest Rate                               4.90%
--------------------------------------------------- --------------------

The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 1999, was approximately $114,124,632 at a weighted average interest rate of 4.75%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $113,915,757, as of January 27, 1999, which was 31.00% of total assets.

6.   Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 22,994,215 shares outstanding at May 31, 1999, the Advisor owned 8,334 shares.

 The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of May 31, 1999, 1,984,100 shares have been repurchased pursuant to this program at a cost of $23,590,919 and at an average discount of 13.00% from its net asset value. For the six months ended May 31, 1999, 688,900 shares have been repurchased at a cost of $6,017,848 and at an average discount of 13.26% from its net asset value. For the year ended November 30, 1998, 772,300 shares have been repurchased at a cost of $7,075,100 and at an average discount of 12.90% from its net asset value. All shares repurchased have been retired.

7.   Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

Open futures contract at May 31, 1999 are included in the portfolio of investments.

There was no written  option  activity  for the six months  ended May
31, 1999.


-------------------------------------------------------------------

                     PROXY RESULTS (unaudited)

-------------------------------------------------------------------

The Hyperion Total Return Fund, Inc. shareholders voted on the following proposals at a shareholders meeting on April 20, 1999. The description of each proposal and number of shares voted are as follows:


----------------------------------------------------- ---------------------------------- -------------------- --------------------

                                                                                            Shares Voted         Shares Voted
                                                                                                 For           Without Authority
----------------------------------------------------- ---------------------------------- -------------------- --------------------

1.   To elect the Fund's Board of Directors:          Lewis S. Ranieri                      19,266,910             635,901
                                                      Leo M. Walsh, Jr.                     19,281,414             621,398
                                                      Patricia A. Sloan                     19,278,943                623,868
                                                      Andrew M. Carter                      19,271,098                631,713
                                                      Robert F. Birch                       19,271,298                631,513

----------------------------------------------------- ---------------------------------- -------------------- --------------------
--------------------------------------------------------------- ------------------------ -------------------- --------------------

                                                                     Shares Voted           Shares Voted         Shares Voted
                                                                          For            Against                    Abstain
--------------------------------------------------------------- ------------------------ -------------------- --------------------

2.  To select PricewaterhouseCoopers LLP as the Fund's
     independent accountants:                                              19,188,055          475,164             239,593



-------------------------------------------------------------------

                  YEAR 2000 CHALLENGE (unaudited)

-------------------------------------------------------------------


The Fund  continues  to review the current  status of its  exposure to the Year 2000 computer issue. The Fund does not own or directly use any computers in conducting its business. Instead, it relies on various service providers to conduct its business and  its  service  providers  may use or  depend  on  computers  to provide services to the Fund. As is the case with other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000.

The Fund's investment adviser has collected and assessed information regarding the Year 2000 preparations of each of the Fund's service providers. The Fund's investment adviser has been advised by each of the Fund's service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Fund has been informed that substantially all of its service providers will be compliant by the end of the Third Quarter of the calendar year of 1999. Based on this information, management of the Fund does not anticipate that the transition into the Year 2000 will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation.
However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000.


-------------------------------------------------------------------

                    DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.


INVESTMENT ADVISOR AND ADMINISTRATOR                             TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.                                BOSTON EQUISERVE L.P.
One Liberty Plaza                                                Investor Relations Department
165 Broadway, 36th Floor                                         P.O. Box 8200
New York, New York 10006-1404                                    Boston, Massachusetts  02266-8200
For General Information about the Fund:                          For Shareholder Services:
(800) HYPERION                                                   (800) 426-5523

SUB-ADVISOR                                                      INDEPENDENT ACCOUNTANTS

PACHOLDER ASSOCIATES, INC.                                       PRICEWATERHOUSECOOPERS  LLP
Towers of Kenwood                                                1177 Avenue of the Americas
8044 Montgomery Road                                             New York, New York  10036
Suite 382
Cincinnati, Ohio  45236                                          LEGAL COUNSEL

CUSTODIAN                                                        SULLIVAN & WORCESTER LLP
                                                                 1025 Connecticut Avenue, N.W.
STATE STREET BANK AND TRUST COMPANY                              Washington, D.C. 20036
225 Franklin Street
Boston, Massachusetts 02116


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

________________________________________________________________________________
Officers & Directors
________________________________________________________________________________

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

The accompanying financial statements as of May 31, 1999 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
                     The Hyperion Total Return Fund, Inc.
                                 One Liberty Plaza
                          165 Broadway, 36th Floor
                         New York, NY  10006-1404